UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SandRidge Energy, Inc. used the following stockholder presentation beginning on February 4, 2013. The stockholder presentation was also posted to the “Presentations” section of www.supportsandridge.com.

Shareholder Presentation February 4, 2013

Disclaimer
This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. These statements express a belief, expectation or intention and are generally accompanied by words that convey projected future events or outcomes. The forward-looking statements include statements about SandRidge Energy, Inc.’s future operations, rig counts, drilling locations and plans, corporate strategies, including our focus on conventional oil plays with a goal to achieve a self-funding capital program while growing production and reducing our debt relative to earnings, expenses, capital expenditures, the construction of infrastructure, capital raising activities and hedge transactions. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the volatility of oil and natural gas prices, our success in discovering, estimating, and developing oil and natural gas reserves, the availability and terms of capital, the successful integration of recent acquisitions, our timely execution of hedge transactions, credit conditions of global capital markets, changes in economic conditions, regulatory changes, including those related to carbon dioxide and greenhouse gas emissions, and other factors, many of which are beyond our control. We refer you to the discussion of risk factors in Part I, Item 1A - “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2011 and in comparable “risk factors” sections of our subsequent Quarterly
Reports on Form 10-Q. All of the forward-looking statements made in this presentation are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements.
Regulation G Disclosure
This presentation includes certain non-GAAP financial measures as defined under SEC Regulation G. A reconciliation of those measures to the most directly comparable GAAP measure is available on our website at www.sandridgeenergy.com.
Additional Information and Where to Find It
On January 18, 2013 SandRidge Energy, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-
Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A.
Westbrook (the “TPG-Axon Consent Solicitation”), and has mailed the definitive consent revocation statement and a form of WHITE consent revocation card to stockholders of the
Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE
CONSENT REVOCATION STATEMENT, WHICH IS AVAILABLE NOW, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.
Certain Information Regarding Participants
The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-
Axon Consent Solicitation.   Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013.  These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

• Corporate Profile
• Overview
• TPG-Axon’s Bid for Control
– Short-term focus disrupts the creation of long-term shareholder value
– Campaign is based on false and misleading statements
– Asking stockholders to turn over control of SandRidge to a new board nominated exclusively by TPG-Axon
– Election of TPG-Axon’s nominees would not provide stockholders with any control premium
• SandRidge Creating Significant Value as the Premier Mississippian Operator
– Most active and efficient driller in the play, which has among the highest returns in drilling in the US
– Permian sale provides resources to fund Mississippian growth
• SandRidge Repositioning Balance Sheet
– Permian sale will provide SandRidge with total liquidity of $2.8 billion
(a)
– Credit measures dramatically improve as a result of $2.6 billion reduction in net debt
– Resources to call or tender for bonds
• SandRidge’s Board and Management Team have Deep Oil and Gas
Experience and are Highly Qualified to Lead the Company
– TPG-Axon’s nominees lack relevant experience to lead SandRidge
Today’s Agenda
a) As of September 30, 2012, adjusted for proceeds from the Permian divestiture, related deal fees and $1.1B of anticipated debt retirement

Oklahoma City
SandRidge at a Glance
Permian
Rig Count: 3
Mid-Continent
Mississippian
Rig Count: 32
W. Texas Overthrust
GOM
Rig Count: 2
Objectives
• Continue to perform as the premier operator in the
Mississippian
• Invest in high return growth projects while maintaining
funding visibility
• Further improve credit metrics
Asset Map
a) Non-GAAP financial measure. Refer to slide 2 for additional disclosure
b) SandRidge consolidated reserves as of YE2011 with royalty trusts, Pro Forma Dynamic Offshore
c) Weighted by PV-10 value as of YE2011
• Rig counts as of year end 2012
Market Value ($ in millions)
Market Cap (1/31/2013) $3,473
Net Debt
(a)
3,627
Preferred Stock 765
Enterprise Value $7,864
Asset Overview
3Q12 Production (MBoe/d) 103.0
Proved Reserves (MMBoe)
(b)
533
% Reserves as Oil
(c)
91%
% Developed 53%

Overview
• SandRidge was founded in 2006 with the goal of becoming a leader in natural gas production
• Subsequently, natural gas priced declined from a high of ~$13.50/Mcf in 2008 to less than $2.00/Mcf
• SandRidge’s Board and management team took strategic actions to transition the Company to an oil-
focused producer in response to the sharp decline in natural gas prices
• Consistent with these actions, the Board and management are aligned around a clear plan to deliver stockholder value by:
– Continuing to perform as the premier operator in the Mississippian
– Continuing to strengthen SandRidge’s financial position
– Funding capital expenditures within cash flows
• SandRidge’s strong and independent Board is highly qualified and has the expertise to lead the
Company in the continued execution of its strategy
Why We’re Here
• TPG-Axon, a hedge fund owning approximately 6.7% of SandRidge stock, * has engaged in a false and misleading campaign to replace your Board
• If successful, TPG-Axon’s efforts would turn control of SandRidge over to a new board of directors nominated exclusively by TPG-Axon, who we believe will encourage and facilitate a sale or major restructuring designed to benefit short-term investors

Our Strategy is Delivering Results
• Shifted from 65% of revenues from natural gas in 2009 to 86% from oil today
• Over 80% of Mississippian cash flows result from oil production
Transition to oil
producer
Leadership in
Mississippian
Mississippian
drill bit growth
Improve financial
condition and
liquidity
• Most active and most efficient driller in the play, which has among the highest returns in the US
• Operational expertise and infrastructure development make SandRidge the lowest cost producer
• 138% growth in production from Q3 2011 to Q3 2012
• Grew production in the Mississippian 18x from Q3 2010 to Q3 2012
• Announced sale of Permian for $2.6 billion generating cash proceeds of
$1.4 billion over our net investment
• Over $2 billion of cash and ~$2.8 billion in liquidity pro forma for Permian sale
(a)
• Net debt to EBITDA decreased from 4.6x at Sept. 30, 2011 to 3.2x at
Sept. 30, 2012; less than 2.0x pro forma for Permian sale
(a)
• Reduced 2013 capital expenditure budget by 19%
Support SandRidge’s Board and Management’s plan to drive
continued growth and value
a) As of September 30, 2012, adjusted for proceeds from the Permian divestiture, related deal fees and $1.1B of anticipated debt retirement

• TPG-Axon intends to force a sale or major restructuring benefitting short-term holders: They have yet to demonstrate the ability or to articulate a plan to actually run SandRidge’s business for any length of time
• TPG-Axon is a short-term-focused hedge fund
– TPG-Axon has actively sold shares of SandRidge (~5.3 million shares since initial investment in
November 2011)
• Sold five times in last year and three times since July 2, 2012 (including as recently as December 10, 2012)
• 3 other E&P investments in the past 3 years
• Other E&P investments held on average only 2 fiscal quarters
• TPG-Axon’s nominees lack the relevant oil and gas exploration and production operating experience necessary to drive SandRidge’s future growth
• TPG-Axon is asking stockholders to turn over control of the Board and SandRidge.
The election of TPG-Axon’s nominees would not provide stockholders with any control premium
• If successful, TPG-Axon’s proposals could trigger a “change of control” forcing the Company to offer to buy back $4.3 billion in Senior Notes, which could materially harm its financial position
• If successful, TPG-Axon’s proposals would also result in the accelerated vesting of a substantial number of shares of restricted stock held by senior management, thereby removing a key element of the
Company’s retention program and potentially depriving the Company of its experienced leadership
TPG-Axon’s Efforts Would Disrupt Long-Term Value Creation

TPG-Axon’s Campaign is Based on False and Misleading Statements
TPG-Axon and Mount Kellett have made a number of allegations regarding related party transactions. The SandRidge Board has reviewed these allegations several times and has found no evidence of wrongdoing. Important facts include:
– SandRidge’s interests are located in over 7,500 sections covering nearly five million acres in 30 counties throughout an area that encompasses approximately 17 million acres; virtually all companies active in the play are likely to have some interests that could be characterized as adjacent to the Company’s holdings
• Across SandRidge’s vast acreage in the Mississippian, the Company competes with numerous other companies – WCT Resources is just one of many
• WCT Resources is an independent oil and gas company
• Mr. Ward has no control over WCT Resources, and does not participate in its management, operations or business
• WCT Resources’ managers, which include Mr. Ward’s son, have no access to non-
public information concerning SandRidge’s land and mineral acquisition programs
• Transactions between SandRidge and WCT Resources have been thoroughly reviewed and approved in advance by disinterested Board members in accordance with Company policy
• The Company has disclosed related party transactions in its public filings, as appropriate

TPG-Axon’s Campaign is Based on False and Misleading Statements
We are determined to set the record straight regarding important facts:
Clear Strategic
Direction
Financial
Performance
Financial
Strength
Management
Alignment
SandRidge has exceeded Analyst Consensus estimates for EBITDA in three of the last four quarters and for EPS in each of the last five quarters
SandRidge’s estimated returns for Mississippian wells have been consistent with competitors
Tom Ward, SandRidge’s CEO, personally invested over $600MM in
SandRidge between 2006 and 2007 and still owns ~5.0% of the company
• SandRidge’s focus on improving its financial position has brought its cost of capital below its peers
(a)
(9.9% for SandRidge vs. 10.9% for peers)
(b)
• Net debt-to-EBITDA has declined to below 2.0x in 3Q12, Pro Forma for the
Permian sale
Clearly articulated and successfully shifted from natural gas to oil
Thoughtful approach to managing asset base has resulted in the leading position in the high-growth Mississippian with a balance sheet and financial strength to support growth and deliver shareholder value
a) Peers include: Berry Petroleum Co., Continental Resources, Inc., Concho Resources, Inc., Halcon Resources Co., Laredo Petroleum Holdings, Inc., Newfield Exploration Co., Oasis Petroleum Inc.,
Pioneer Natural Resources Co., Plains Exploration & Production Company and Whiting Petroleum Corp
b) WACC based on Bloomberg data as of 1/15/2013

Leveraging Our Position to Create Value

Kansas
Central Kansas Uplift
SD Horizontal Wells
Peer Horizontal Wells
SD Leaseholds
Smith
Jewell
Washington
Sherman
Thomas
Sheridan
Graham
Rooks
Osborne
Mitchell
Cloud
Clay
Riley
Logan
Gove
Trego
Ellis
Russell
Lincoln
Ottawa
Geary
Dickinson
Saline
Ellsworth
Morris
Wichita
Scott
Lane
Ness
Rush
Rice
McPherson
Marion
Chase
Kearny
Finney
Hodgeman
Pawnee
Stafford
Reno
Harvey
Edwards
Gray
Ford
Grant
Haskell
Kiowa
Pratt
Kingman
Sedgwick
Butler
Stevens
Seward
Meade
Clark
Comanche
Barber
Harper
Sumner
Cowley
Texas
Beaver
Harper
Woods
Alfalfa
Grant
Kay
Woodward
Major
Garfield
Noble
Pawnee
Dewey
Kingfisher
Payne
Roberts

SANDRIDGE
THE POWER OF US

• Net Acres: ~1,850,000
~11,000 potential drilling locations
(a)
18 year drilling inventory
• Rig Count: 32
(b)
Industry Leader: Over 2x nearest peer
• Production: 30.2 MBoe/d (3Q12)
Industry Leader
• Wells Drilled: 600
(b)
Industry Leader: ~45% of total Miss wells
• Salt Water Disposal Wells: 113
(b)
Industry Leader
SandRidge: Leader in the Mississippian
a) Based on 4 wells per section
b) As of December 31, 2012

Production Growth

Average Quarterly Volumes
Average Quarterly Rig Counts
Mboe/d
Rigs
0.3
0.8
1.6
3.6
5.4
8.5
12.7
15.5
19.3
25.2
30.2
29
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

Production Mix

Oil Mix
75%
50%
25%
0%
47%
43%
46%
46%
48%
50%
44%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

SANDRIDGE THE POWER OF US

A Proven Record of Growth in the Mississippian
• Mississippian drilling driving organic
growth
• Production from the Mississippian has
increased over 18x since 3Q10
• 2012 commodity mix of 46% oil and
54% natural gas
• ~80% of Mississippian cash flows come
from oil production
SD Wells Drilled
2010 37
2011 167
2012 396
2013E 581

D&C Cost Progression

$4.0
$3.0
$2.0
$1.0
$0.0
$MM
$3.6
$3.5
$3.4
$3.1
68 Wells
91 Wells
112 Wells
125 Wells
1Q12
2Q12
3Q12
4Q12E

1Q - 3Q12 is based on actual well costs; 4Q12 is an estimate

Spud to Spud Time Progression

30.0
25.0
20.0
15.0
10.0
5.0
0.0
Days
27.1
24.5
23.8
21.6
1Q12
2Q12
3Q12
4Q12
Drill Times
Rig Mobilization

SANDRIDGE
THE POWER OF US

• Having drilled ~45% of all horizontal wells in
the play, SandRidge has advanced
significantly along the learning curve
- Spud to spud times declined ~20% through 2012,
with average spud to first sales over 10 days
below peers
(a)
- Completion costs declined ~30% in 2012
as a result of design optimizations and
contract rebidding
• Drill and complete costs are expected to
continue to decline to a 2013 goal of
less than $3.0MM per well
• SandRidge continues to be the leader of
development costs and infrastructure
in the Mississippian
Low Cost Mississippian Developer
a) Based on SD non-op wells

Barber
Harper
Alfalfa
LEGEND
Producing Well
Well Laterals
SWD Well
SWD Pipeline
County
Sections
0 1 2 4
Miles

Barber
Harper
Alfalfa
LEGEND
Substations
Mesopotamia - Phase 1
Mesopotamia - Phase 2
Mesopotamia - Phase 3
Producing Well
Well Laterals selection
Installed Electric
County
Sections
0 1 2 4
Miles

THE POWER OF US

Salt Water Disposal System
• 113 active disposal wells as of year end 2012
• Over 700 miles of pipeline
• Disposal rate of over 650 MBW/d
• Over $450MM gross invested capital
Infrastructure Investments Secure Competitive Advantage and Maximize Value
Electrical System
•
Produced water transfer and artificial lift systems require high voltage
• SandRidge proactively constructed infrastructure to access regional transmission network
- ~500 miles of power distribution lines
- 3 operated substations, 4 additional substations in 2013
• Figures are as of year-end 2012

Trucked Water Progression

% of Produced Water Trucked
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
8.1%
0.9%
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

Percent of Wells on Generator

40%
35%
30%
25%
20%
15%
10%
5%
0%
35%
13%
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
% on Diesel Generators
% on NatGas Generators

Mississippian LOE Progression

$/Boe
$10
$9
$8
$7
$6
$5
$9.24
$9.17
$8.87
$7.73
1Q12
2Q12
3Q12
4Q12

SANDRIDGE
THE POWER OF US

Low Cost Mississippian Operator
• Proactively managing infrastructure needs
and capitalizing on scale allows SandRidge
to be a low cost operator in the play
• Trucked water volumes are less than 1.0%,
down from over 8.0% in early 2012
• Wells on generators have declined by over
20% as a result of SandRidge’s expanding
electrical infrastructure
• As a result, LOE has declined over 15%
since 1Q12
Excludes Production and Ad Valorem Taxes

Leverage Ratio Progression[(a)]

Dynamic Acquisition
5.0x
4.0x
3.0x
2.0x
1.0x
4.4x
4.7x
4.6x
4.3x
4.0x
2.9x
3.2x
1.6x
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
3Q12 P.F.[(b)]

SANDRIDGE
THE POWER OF US

Gulf of Mexico Assets
Gulf Overview
• Current production of over 30 MBoe/d
• Low maintenance capital requirements,
high cash flowing assets
• SandRidge believes offshore assets are one of
the few remaining attractively priced producing
assets
• As such, we will continue to look to
opportunistically acquire small bolt-on properties
with minimal development requirements
Dynamic Acquisition Review
• Prior to the acquisition, SandRidge was positioned as an asset rich company with a constrained development capacity due to financial limitations
• The Dynamic acquisition provided attractively priced EBITDA and production and enhanced SD credit metrics
• The transaction strengthened our ability to develop the Mississippian by improving financial flexibility and providing free cash flow for the development of our large and long-lived onshore asset base
a) Leverage Ratio represents Consolidated Leverage Ratio calculated pursuant to the terms of the Senior Credit Facility
b) 3Q12 P.F. leverage is Pro Forma for an estimated LTM EBITDA related to the divested Permian properties and $1.1B of anticipated debt retirement

Liquidity[a]

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$MM
$641
$479
$575
$969
$1,393
$1,420
$2,846
2Q10
4Q10
2Q11
4Q11
2Q12
3Q12
3Q12 P.F.
Undrawn Revolver Balance
Cash Balance

Net Debt & Leverage[b][c]

$3,000
$2,000
$1,000
$0
$MM
$2,757
$2,903
$2,889
$2,606
$3,128
$3,627
$1,094
4.1x
3.8x
4.6x
4.3x
2.9x
3.2x
1.6x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
2Q10
4Q10
2Q11
4Q11
2Q12
3Q12
3Q12 P.F.
Net Debt
Leverage Ratio

SANDRIDGE THE POWER OF US

Improving Credit Metrics and Liquidity in Line with Peers
• $2.8 Billion in liquidity, Pro Forma for
proceeds from the Permian Sale and
debt retirement
• Pro Forma Net Debt reduced to ~$1.0B
(c)
• Net Debt to LTM EBITDA less that 2.0x,
the lowest level in corporate history
a) Liquidity represents the quarter ending cash balance and revolver availability. 3Q12 P.F. liquidity includes proceeds from the Permian divestiture and $1.1B of  debt retirement
b) Leverage Ratio represents Consolidated Leverage Ratio calculated pursuant to the terms of the Senior Credit Facility. 3Q12 P.F. leverage is adjusted for an estimated
LTM EBITDA related to the divested Permian properties and $1.1B of anticipated debt retirement
c) Contains non-GAAP financial measures. Reconciliations to the most comparable GAAP financial measures can found on our website

SandRidge’s Board is Highly Qualified to Lead

SandRidge’s Board has Deep Oil and Gas Experience
Extensive Oil and Gas Industry Experience
Tom L. Ward
Chairman and CEO
Director since: 2006
• Over 30 years’ experience in oil and gas exploration and development
• Recognized leader in the Mississippian Lime play
• COO and Co-Founder of Chesapeake Energy
• Degree in Petroleum Land Management
Jim J. Brewer
Director since: 2011
• Over 30 years’ experience in the oil and gas industry
• Co-Founder and President of J-Brex Company, a private oil and gas and real estate company
• Degree in Geology
Everett R. Dobson
Director since: 2009
• Owner of oil and gas properties and experience in the leasing of oil and gas interests
William A. Gilliland
Director since: 2006
• Managing partner of Gillco Energy, L.P., a private partnership with significant investments in oil and gas assets
• Significant experience with oil and gas assets in the Austin Chalk, Woodbine, Woodford Shale, and
Mississippian Lime formations
Daniel W. Jordan
Director since: 2006
• Over 30 years’ experience in the oil & gas industry
• Officer of Riata Energy, Inc., SandRidge’s predecessor
• Founder of Jordan Drilling Fluids, Inc. and Anchor Drilling Fluids USA Inc., the largest privately held
North American drilling fluids firm
Roy T. Oliver, Jr.
Director since: 2006
• Long time investor in energy and energy services businesses
• Founder and President of U.S. Rig and Equipment, Inc. for over 20 years
Jeffrey S. Serota
Director since: 2007
• Senior partner in the Private Equity Group of Ares Management LLC, and management of Ares’
investments in oil and gas industry
• Director of EXCO Resources, Inc. an oil and gas exploration and production company

✓	✓	✓	✓
	✓	✓		
	✓	✓	✓	✓
	✓	✓	✓	✓
	✓	✓		
	✓	✓		✓
	✓		✓	✓

Highly Qualified Board to Lead the Company
Oil and Gas
Experience
Senior
Management
Experience
Public Company
Financial
Management
Investing and
Capital Raising
Activities
Tom L. Ward
Jim J. Brewer
Everett R. Dobson
William  A. Gilliland
Daniel W. Jordan
Roy T. Oliver, Jr.
Jeffrey S. Serota

TPG-Axon’s Nominees Lack Relevant Experience to Lead SandRidge
• Dinakar Singh, TPG-Axon’s leader, has never served as a director of a public company and has no experience in running an operating business
• 5 of 7 nominees have no relevant oil and gas experience
TPG- Axon
Nominees
Relevant Oil and Gas Experience Other Potentially Relevant Energy
Experience
Dinakar Singh None None
Stephen C. Beasley Board member since 2010 of BPZ Resources Inc., an oil and gas company with a market capitalization
of under $350 million
Management positions in natural gas pipeline,
transportation and gathering system businesses
Edward W. Moneypenny Prior to 2001, CFO and director of Oryx Energy
Corporation, an oil and gas company
None
Frederic G. Reynolds None None
Peter H. Rothschild None Prior to 1996, Investment Banking – Senior Managing
Director and Head of Natural Resources Group at Bear
Stearns & Co. Inc.
Alan J. Weber None None
Dan A. Westbrook None Member of the boards of Enbridge Energy Company, an energy distribution company since 2007; Synenco Energy,
Inc. a developer of oil sands, from May 2007 to August
2008; and Dapeng LNG – 8 China, a liquefied natural gas
importer, from September 2001 to December 2005.  Prior
experience in management positions at BP plc and Amoco
Corporation in liquefied natural gas and other energy
businesses in China, Russia and other countries outside
the United States

• Leverage leadership position in the Mississippian to drive production growth
– 11,000 drilling locations support growth over next 18 years
• Capitalize on infrastructure investments to drive lower drilling costs and enhance future returns and stockholder value
• Continue to improve financial stability and liquidity
– Sale of Permian reduces net debt-to-EBITDA to less than 2.0x and provides resources to support growth in the Mississippian
• A committed, highly qualified, management team and Board with the expertise necessary to generate long-term value across Company’s asset base
A Clear Plan for Creating Value

SANDRIDGE

THE POWER OF US™

Contact: Kevin R. White, SVP – Business Development
Address: 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102 | Phone: 405-429-5515
Email: kwhite@SandRidgeEnergy.com | Website: www.SandRidgeEnergy.com

On February 4, 2013 SandRidge Energy, Inc. posted the following additional materials to www.supportsandridge.com.

Presentations

Date	Title	PDF
02/04/13	Stockholder Presentation

On February 4, 2013 SandRidge Energy, Inc. updated the “Disclaimer” and “Important Information” sections of www.supportsandridge.com as set forth below.

SandRidge Energy, Inc.

Disclaimer

FORWARD LOOKING STATEMENTS

This website may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of SandRidge Energy, Inc. (the “Company”). Actual results could differ materially from those discussed within. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements on this website are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and has mailed the definitive consent revocation statement and a form of WHITE consent revocation card to stockholders of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, WHICH IS AVAILABLE NOW, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.

Agree	I have read and agree to the terms of this website

Disagree	I disagree with these terms, and will not gain access to the website

Important Information

FORWARD LOOKING STATEMENTS

This website may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that may individually or mutually impact the matters herein described for a variety of reasons that are outside the control of SandRidge Energy, Inc. (the “Company”). Actual results could differ materially from those discussed within. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012, as updated on its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2012, filed on November 9, 2012, and as may be further updated from time to time in the Company’s SEC filings, which are available through the web site maintained by the SEC at www.sec.gov. The Company’s forward-looking statements on this website are based on management’s current views and assumptions regarding future events and speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On January 18, 2013 the Company filed with the SEC a definitive consent revocation statement in connection with the consent solicitation by TPG-Axon Partners, LP, TPG-Axon Management LP, TPG-Axon Partners GP, L.P., TPG-Axon GP, LLC, TPG-Axon International, L.P., TPG-Axon International GP, LLC, Dinakar Singh LLC, Dinakar Singh, Stephen C. Beasley, Edward W. Moneypenny, Fredric G. Reynolds, Peter H. Rothschild, Alan J. Weber and Dan A. Westbrook (the “TPG-Axon Consent Solicitation”), and has mailed the definitive consent revocation statement and a form of WHITE consent revocation card to stockholders of the Company entitled to execute, withhold or revoke consents relating to the TPG-Axon Consent Solicitation. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE CONSENT REVOCATION STATEMENT, WHICH IS AVAILABLE NOW, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the consent revocation statement and other documents (when available) filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

The Company and certain of its directors and executive officers are participants in the solicitation of consent revocations from the Company’s stockholders in connection with the TPG-Axon Consent Solicitation. Stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 27, 2012, its Quarterly Reports on Form 10-Q for the first three fiscal quarters of the fiscal year ending December 31, 2012, filed on May 7, 2012, August 6, 2012 and November 9, 2012, respectively, and its definitive consent revocation statement, which was filed with the SEC on January 18, 2013. These documents can be obtained free of charge through the website maintained by the SEC at www.sec.gov.